                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                                PERRIGO COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                PERRIGO COMPANY
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

                                 [PERRIGO LOGO]

                                PERRIGO COMPANY

                               515 EASTERN AVENUE
                            ALLEGAN, MICHIGAN 49010
                           TELEPHONE: (616) 673-8451

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                           TUESDAY, OCTOBER 30, 2001
                                 10:00 A.M. EST

                              GRISWOLD AUDITORIUM
                               401 HUBBARD STREET
                               ALLEGAN, MICHIGAN

     The purpose of our 2001 Annual Meeting is to elect three directors for a three-year term beginning at the Annual Meeting. The Board of Directors recommends that you vote FOR each of the director nominees.

     You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on September 4, 2001.

     It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To be certain that your shares are represented, we ask that you sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible or vote by telephone or Internet by following the instructions on the proxy card. Whatever method you choose, please vote as soon as possible. You may revoke your proxy at any time prior to the Annual Meeting.

     Our 2001 Annual Report to Shareholders is enclosed.

                                          Sincerely,

                                          John R. Nichols
                                          Secretary

September 20, 2001

                                PERRIGO COMPANY

             ------------------------------------------------------

                                PROXY STATEMENT
             ------------------------------------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Questions and Answers.......................................      1
Election of Directors.......................................      3
Board of Directors and Its Committees.......................      6
Director Compensation.......................................      7
Ownership of Perrigo Common Stock...........................      8
Section 16(a) Beneficial Ownership Reporting Compliance.....     10
Executive Compensation......................................     11
Report of the Compensation Committee on Executive
   Compensation.............................................     14
Company Performance.........................................     18
Report of the Audit Committee...............................     19
Independent Accountants.....................................     19
Annual Report on Form 10-K..................................     20
Audit Committee Charter.....................................    A-1

     The proxy statement and form of proxy is first being sent to shareholders on or about September 20, 2001.

                             QUESTIONS AND ANSWERS

     Following are questions often asked by shareholders of publicly held companies. We hope that the answers will assist you in casting your vote.

WHAT AM I VOTING ON?

     We are soliciting your vote on the election of three directors for a three-year term beginning at the Annual Meeting.

WHO MAY VOTE?

     Shareholders at the close of business on September 4, 2001, the record date, may vote. On that date, there were 74,899,207 shares of Perrigo common stock outstanding.

HOW MANY VOTES DO I HAVE?

     Each share of Perrigo common stock that you own entitles you to one vote.

HOW DO I VOTE?

     You may vote your shares in any of the following four ways:

          1. By mail:                  complete the proxy card or voting instruction form
                                       and sign, date and return it in the enclosed
                                       envelope.
          2. By telephone:             call the toll-free number on the proxy card, enter
                                       the control number on the proxy card and follow the
                                       recorded instructions.
          3. By Internet:              go to the website listed on the proxy card, enter
                                       the control number on the proxy card and follow the
                                       instructions provided.
          4. In person:                attend the Annual Meeting, where ballots will be
                                       provided.

     You may also vote by telephone or over the Internet if you hold your shares through a bank or broker that offers either of those options. If you choose to vote in person at the Annual Meeting and your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on September 4, 2001, the record date for voting.

HOW DOES DISCRETIONARY VOTING AUTHORITY APPLY?

     If you sign, date and return your proxy card or vote by telephone or Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Douglas R. Schrank and John R. Nichols to vote for the election of directors and on any other matter that is properly raised at the Annual Meeting. In that event, your proxy will be voted FOR the election of each director nominee and FOR or AGAINST any other properly raised matters at the discretion of Messrs. Schrank and Nichols.

MAY I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is exercised in one of four ways:

         1. Notify our Secretary in writing before the Annual Meeting that you are revoking your proxy.

         2. Submit another proxy with a later date.

         3. Vote by telephone or Internet after you have given your proxy.

         4. Vote in person at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

WHAT CONSTITUTES A QUORUM?

     The presence, in person or by proxy, of the holders of a majority of Perrigo shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

     Abstentions and broker non-votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote for a proposal because he or she does not have voting authority and has not received voting instructions from you.

WHAT VOTE IS REQUIRED TO ELECT THE DIRECTOR NOMINEES?

     A plurality of the votes cast will elect directors. This means that the three nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that by following the instructions on the proxy card or by withholding authority as prompted during telephone or Internet voting or in person at the meeting. Abstentions and broker non-votes will have no effect on the election of the directors.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR NEXT YEAR'S ANNUAL MEETING?

     You must submit a proposal to be included in our proxy statement for the 2002 annual meeting of shareholders no later than May 21, 2002. Your proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission. You may also submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2002 annual meeting. If you want to do this, we must receive your written proposal on or after August 2, 2002, but on or before August 22, 2002. If you submit your proposal after the deadline, then Securities and Exchange Commission rules permit the individuals named in the proxies solicited by Perrigo's Board of Directors for that meeting to exercise discretionary voting power as to that proposal but they are not required to do so.

     To be properly brought before an annual meeting, our by-laws require that your proposal include: (1) your name and address as they appear on our stock records; (2) a brief description of the business you want to bring before the meeting; (3) the reasons for conducting the business at the meeting; (4) any interest you have in the business you want to bring before the meeting; and (5) the class and number of Perrigo shares that you own beneficially and of record. You should send any proposal to our Secretary at our address on the cover of this proxy statement.

HOW DO I NOMINATE A DIRECTOR?

     If you wish to nominate an individual for election as director at the 2002 annual meeting, we must receive your nomination on or after August 2, 2002, but on or before August 22, 2002. In addition, our by-laws require that for each person you propose to nominate you provide: (1) your name and address as they appear on our stock records; (2) the class and number of shares of Perrigo stock that you own beneficially and of record; (3) the nominee's written statement that he or she is willing to be named in the proxy statement as a nominee and to serve as a director if elected; and (4) any other information regarding the nominee that would be required by the Securities and Exchange Commission to be included in a proxy statement had Perrigo's Board of Directors nominated that individual. You should send your proposed nomination to our Secretary at our address on the cover of this proxy statement.

WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

     Perrigo will pay all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We will ask brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials and our Annual Report to the beneficial owners of Perrigo common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

                             ELECTION OF DIRECTORS

     Eight directors currently serve on our Board of Directors. The directors are divided into three classes. At this Annual Meeting, you will be asked to elect three directors. Each director will serve for a term of three years, until a qualified successor director has been elected, or until he or she resigns or is removed by the Board. The remaining five directors will continue to serve on the Board as described below. The nominees, Larry D. Fredricks and L. R. Jalenak, Jr., are currently Perrigo directors, and Michael J. Jandernoa is currently a director and the Chairman of the Board.

     We will vote your shares as you specify on the enclosed proxy card or during telephone or Internet voting. If you do not specify how you want your shares voted, we will vote them FOR the election of the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The

Board of Directors does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves.

NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING IN 2001
--------------------------------------------------------------------------------

     LARRY D. FREDRICKS, 64, has served as a director of Perrigo since October 1996. Mr. Fredricks is currently an independent financial consultant. Previously, Mr. Fredricks was Director - Financial Counseling Services with Deloitte & Touche LLP from November 1997 through May 2000. He was Executive Vice President and Chief Financial Officer from January 1995 through October 1997 of First Michigan Bank Corp., a multi-bank holding company, and Senior Vice President and Chief Financial Officer from May 1991 through January 1995.

     L. R. JALENAK, JR., 71, has been a director of Perrigo since June 1988. He was Chairman of the Board of Cleo Inc., a manufacturer of gift wrap, greeting cards and accessory items, from 1990 until his retirement in December 1993. From 1977 until 1990, he was President of Cleo Inc. Mr. Jalenak serves on the Boards of Lufkin Industries, Inc., a manufacturer of oil field pumping equipment, marine propulsion gear and industrial hardware, Dyersburg Corporation, a manufacturer of fabric for the apparel industry, and Party City Corporation, a retailer of party goods. He is also a trustee of First Funds, a mutual fund company.

     MICHAEL J. JANDERNOA, 51, has been a director of Perrigo since January 1981. He served as Perrigo's Chief Executive Officer from February 1988 through April 2000 and has been Chairman of the Board since October 1991. Mr. Jandernoa also served as Perrigo's President from January 1983 to February 1986, from April 1988 to October 1991, from September 1995 to November 1998 and from November 1999 through April 2000. Prior to January 1983, Mr. Jandernoa served in various executive capacities with Perrigo since 1979. He is a director of Fifth Third Bank (formerly Old Kent Financial Corporation) and also serves on the Board of Advisors of the National Association of Chain Drug Stores.

DIRECTORS CONTINUING UNTIL 2002 ANNUAL MEETING
--------------------------------------------------------------------------------

     PETER R. FORMANEK, 58, has served as a director of Perrigo since November 1993. He is a private investor and was co-founder and President of AutoZone, Inc., a specialty retailer of automotive parts and accessories, from 1986 until his retirement in 1994. Mr. Formanek is a director of Borders Group, Inc., a retailer of books and music, and a director of Gart Sports Company, a sporting goods retailer.

     HERMAN MORRIS, JR., 50, has been a director of Perrigo since December 1999. He has served as President and Chief Executive Officer of Memphis Light, Gas and Water Division since August 1997 and was interim President and Chief Executive Officer from January 1997 until August 1997.

     Mr. Morris was General Counsel of Memphis Light, Gas and Water Division from February 1989 to January 1997 and, from 1977 until January 1997, practiced law in Tennessee.

DIRECTORS CONTINUING UNTIL 2003 ANNUAL MEETING
--------------------------------------------------------------------------------

     F. FOLSOM BELL, 59, was a director of Perrigo from January 1981 through February 1986 and was re-elected a director in June 1988. Mr. Bell became Perrigo's Executive Vice President, Business Development in September 2000. From January 2000 until that time, he acted as a consultant to Perrigo. He was Chairman, President and Chief Executive Officer of Thermo-Serv, Inc., a manufacturer and importer of beverageware and tableware, from July 1989 until September 1999.

     DAVID T. GIBBONS, 58, has been a director of Perrigo since June 2000. He has served as the President and Chief Executive Officer of Perrigo since May 2000. He served as President of Rubbermaid Europe from August 1997 to April 1999 and as President of Rubbermaid Home Products from December 1995 to August 1997. Prior to joining Rubbermaid, Mr. Gibbons served in a variety of general management, sales and marketing positions in his 27-year career with 3M.

     RICHARD G. HANSEN, 56, has been a director of Perrigo since September 1995. He was President and Chief Operating Officer from October 1991 through August 1995 and from November 1998 until his retirement in November 1999. Mr. Hansen was Executive Vice President and Chief Operating Officer of Perrigo from August 1989 through October 1991 and, prior to that, served in various executive capacities with Perrigo since 1979.

                     BOARD OF DIRECTORS AND ITS COMMITTEES

     Perrigo's Board of Directors met five times during fiscal year 2001. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board of Directors has standing audit, compensation and nominating committees. Each director attended all of the meetings of the Board and of the committees on which he or she served, except that Peter Formanek missed one Audit Committee meeting.

AUDIT COMMITTEE

Meetings:          4

Members:           Larry D. Fredricks (Chairman)
                   Peter R. Formanek
                   L. R. Jalenak, Jr.
                   Herman Morris, Jr.

Function:          Recommends independent accountants, discusses scope and
                   results of audit with independent accountants, reviews operating results with management and independent accountants, considers adequacy of internal accounting controls and audit procedures, and reviews non-audit services of independent accountants. The Audit Committee has adopted a charter, which specifies the composition and responsibilities of the Committee. The charter is attached to this proxy statement as Appendix A. Additional information on the committee and its activities is set forth in the Audit
                   Committee Report.

COMPENSATION COMMITTEE

Meetings:          2

Members:           Peter R. Formanek (Chairman)
                   L. R. Jalenak, Jr.
                   Herman Morris, Jr.

Function:          Reviews and recommends compensation arrangements for top
management, including salaries, bonuses and option grants.

NOMINATING COMMITTEE

Meetings:          1

Members:           L. R. Jalenak, Jr. (Chairman)
                   Larry D. Fredricks
                   Richard G. Hansen

Function:          Develops general criteria as to qualifications and selection of Board members. Receives suggestions, evaluates and recommends director candidates to the Board. Considers shareholder nominations for election to the Board submitted in accordance with the procedures discussed on page 3.

                             DIRECTOR COMPENSATION

ANNUAL RETAINER AND ATTENDANCE FEES

     Directors who are Perrigo employees receive no fees for their services as directors. Non-employee directors receive a $21,000 annual retainer fee covering all regular and special Board meetings and the Annual Shareholders' meeting, of which $11,000 is paid in cash. The balance of this fee is paid on the date of each annual meeting of directors in the form of a restricted stock grant to each of these directors having a value on that date of $10,000. The restricted stock grant is intended to directly link an element of director compensation to shareholders' interests.

     Committee members also receive $1,000 for each in-person committee meeting attended and $500 for each telephonic committee meeting in which they participate. Committee chairmen receive $2,000 for each in-person committee meeting they attend and $1,000 for each telephonic committee meeting in which they participate. We also reimburse directors for expenses incurred in connection with attending Board and committee meetings.

OPTIONS TO PURCHASE PERRIGO COMMON STOCK

     Non-employee directors are eligible to participate in our Non-Qualified Stock Option Plan for Directors, which ties a further portion of director compensation to shareholder interests. The Board administers the Plan, which provides for the issuance of options covering up to 525,000 shares of Perrigo common stock at a purchase price per share at least equal to the fair market value of the stock on the grant date. Newly elected directors receive options under the Plan to purchase 5,000 Perrigo shares, and continuing directors annually receive options to purchase shares having a market value on the date of the grant of $25,000.

OTHER ARRANGEMENTS WITH DIRECTORS

     We entered into a Consulting Services Agreement with F. Folsom Bell effective January 1, 2000, which was terminated on August 31, 2000 when Mr. Bell joined Perrigo as Executive Vice President, Business Development. Pursuant to the consulting agreement, Mr. Bell, among other things, assisted Perrigo in analyzing, evaluating and negotiating certain designated merger and acquisition transactions. During fiscal year 2001, we paid Mr. Bell $69,800 in consulting fees under this agreement. We have agreed to indemnify Mr. Bell in connection with any suit or proceeding to which he is a party arising out of the consulting services that he provided to us.

     We entered into a two-year Consulting Agreement with Michael Jandernoa, the Chairman of the Board and the former President and Chief Executive Officer, effective May 1, 2000, under which Mr. Jandernoa provides consulting and advisory services as requested by the Chief Executive Officer for a monthly fee of $16,668. In addition, we are providing Mr. Jandernoa with office space, secretarial and office services and reimbursement of expenses during the two-year term of the agreement. Under the terms of the agreement, Mr. Jandernoa's stock options vested in full as of May 1, 2000, and Mr. Jandernoa has until May 1, 2003 to exercise these options. We have agreed to indemnify Mr. Jandernoa in connection with any suit or proceeding to which he is a party arising out of the consulting services he is providing to us. Mr. Jandernoa has also entered into a Noncompetition and Nondisclosure Agreement with us.

                       OWNERSHIP OF PERRIGO COMMON STOCK

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table shows how much Perrigo common stock the directors, nominees, named executive officers, and all directors, nominees and executive officers as a group beneficially owned as of September 1, 2001. The named executive officers are the individuals listed in the Summary Compensation Table on page 11.

     Beneficial ownership is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a shareholder can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the shareholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

-----------------------------------------------------------------------------------------------------------
                                             SHARES OF            OPTIONS
                                            COMMON STOCK        EXERCISABLE                      PERCENT
                                         BENEFICIALLY OWNED    WITHIN 60 DAYS      TOTAL         OF CLASS
-----------------------------------------------------------------------------------------------------------
  DIRECTORS AND NOMINEES
     F. Folsom Bell                               3,015            37,000            40,015           *
     Peter R. Formanek (1)                      205,139            20,000           225,139           *
     Larry D. Fredricks (2)                       9,539            24,613            34,152           *
     David T. Gibbons (3)                       220,715                --           220,715           *
     Richard G. Hansen (4)                      873,977             6,000           879,977        1.17%
     L. R. Jalenak, Jr. (2)                      50,539            32,613            83,152           *
     Michael J. Jandernoa (5)                 9,295,070           205,613         9,500,683       12.65%
     Herman Morris, Jr. (6)                       6,679                --             6,679           *
  NAMED EXECUTIVE OFFICERS OTHER
  THAN DIRECTORS
     Mark P. Olesnavage (7)                     435,445           142,478           577,923           *
     Douglas R. Schrank (8)                      45,011                --            45,011           *
     John T. Hendrickson (9)                        266            70,002            70,268           *
  DIRECTORS AND EXECUTIVE OFFICERS
  AS A GROUP (11 PERSONS) (10)               11,145,395           538,319        11,683,714       15.49%

* Less than 1%.

(1) Shares owned include 200,600 shares owned by Mr. Formanek as Trustee for the Formanek Investment Trust; and 2,679 shares of restricted stock awarded to Mr. Formanek in his capacity as a director.

(2) Shares owned includes 3,864 shares of restricted stock awarded to this person in his capacity as a director.

(3) Shares owned include 100,000 shares purchased on the open market; 50,000 shares of contingent restricted stock awarded to Mr. Gibbons at the time of his employment; 45,715 shares of restricted stock also granted in connection with his employment; and 25,000 shares of restricted stock issued to him in August 2001 in connection with his services as Chief Executive Officer in fiscal year 2001.

(4) Shares owned include 630,737 shares owned by Richard G. Hansen as Trustee for the Richard G. Hansen Trust; 210,000 shares owned by Richard G. Hansen as Trustee for the Sandra E. Hansen Trust; and 26,306 shares owned by trusts for the benefit of Mr. Hansen's children and grandchildren, of which Mr. Hansen is trustee. Also includes 1,524 shares of restricted stock awarded to Mr. Hansen in his capacity as a director.

(5) Shares owned include 6,245,939 shares (including 1,524 shares of restricted stock owned by Mr. Jandernoa in his capacity as a director) owned by the Michael J. Jandernoa Trust, of which Mr. Jandernoa is trustee; 2,275,000 shares owned by the M.S.J. Investment Limited Partnership, a Michigan limited partnership, of which the Michael J. Jandernoa Trust is the sole general partner and 26% of which is held by each of three trusts established for the benefit of Mr. Jandernoa's three children; 296,843 shares owned by the Michael J. Jandernoa Grantor Trust Two, of which Mr. Jandernoa is trustee and under which he has a reversionary interest; 296,843 shares owned by the Susan M. Jandernoa Grantor Trust Two, of which Mrs. Jandernoa is trustee and under which she has a reversionary interest; and 179,347 shares owned by the Susan M. Jandernoa Trust, of which Mrs. Jandernoa is trustee. Also includes 1,098 shares owned by Mr. Jandernoa under our Profit Sharing plan. Mr. Jandernoa's address is c/o Perrigo Company, 333 Bridge Street, NW, Suite 800, Grand Rapids, MI 49504.

(6) Shares owned include 3,000 shares owned as custodian for Mr. Morris' minor children; and 2,679 shares of restricted stock awarded to Mr. Morris in his capacity as a director.

(7) Shares owned include 56,472 shares owned by trusts for the benefit of Mr. Olesnavage's children, of which Mr. Olesnavage is trustee; and 1,403 shares owned by Mr. Olesnavage under our Profit Sharing plan.

(8) Shares owned includes 12,000 shares of restricted stock issued to him in August 2001 in connection with his services as Chief Financial Officer in fiscal year 2001.

(9) Shares owned includes 266 shares owned by the Mary Hendrickson Trust, of which Bank One is trustee.

(10) See footnotes 1 through 9.

OTHER PRINCIPAL SHAREHOLDERS

     This table shows all shareholders other than directors, nominees and named executive officers that we know to be beneficial owners of more than 5 percent of Perrigo common stock. The percent of class owned is based on 74,899,207 shares of Perrigo common stock outstanding as of September 1, 2001.

--------------------------------------------------------------------------------------------------
                      NAME AND ADDRESS                               AMOUNT OF           PERCENT
                    OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP     OF CLASS
--------------------------------------------------------------------------------------------------
  Wellington Management Company, LLP (1)                             10,291,760            13.7%
     75 State Street
     Boston, MA 02109

(1) Share information has been supplied by the holder as of March 31, 2001, the most recent public information available. Wellington Management Company, LLP does not have sole voting or investment power with respect to any of the shares it holds, has shared voting power as to 4,371,730 shares and shared investment power as to 10,291,760 shares. Of the listed shares, Vanguard Health Care Fund, P.O. Box 2600, Valley Forge, PA 19482, beneficially owns 5,332,320 shares (7.1%) of Perrigo's common stock as reported in a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2001, and has sole voting power and shared investment power as to these shares.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that Perrigo's executive officers, directors and 10 percent shareholders file reports of ownership and changes of ownership of Perrigo common stock with the Securities and Exchange Commission and The Nasdaq Stock Market(R). Based on a review of copies of these reports provided to us and written representations from executive officers and directors, we believe that all filing requirements were met during fiscal year 2001, except that Mr. Formanek and Mr. Hansen inadvertently failed to report certain transactions on a timely basis in their Investment Trust and Grantor Annuity Trust, respectively.

                             EXECUTIVE COMPENSATION

     This table summarizes the compensation of David T. Gibbons, our President and Chief Executive Officer, and the other four most highly compensated executive officers of Perrigo during fiscal year 2001. These individuals are sometimes referred to as the named executive officers.

                                                                                 LONG TERM
                                                                               COMPENSATION
                                                   ANNUAL COMPENSATION            AWARDS
                                                             MANAGEMENT   RESTRICTED   SECURITIES    ALL OTHER
                 NAME AND                                    INCENTIVE      STOCK      UNDERLYING   COMPENSATION
            PRINCIPAL POSITION             YEAR    SALARY      BONUS        AWARDS      OPTIONS         (1)
  David T. Gibbons (2)                     2001   $440,000    $706,935           --     125,000       $ 97,137
    President and Chief Executive Officer  2000   $233,333    $ 36,667     $502,504     750,000       $171,962
    (commencing May 1, 2000)               1999         --          --           --          --             --
  Mark P. Olesnavage                       2001   $312,960    $319,754           --          --       $ 13,385
    Executive Vice President, Sales,       2000   $312,960    $ 66,339           --     120,718       $ 21,704
    Marketing and Scientific Affairs       1999   $290,400          --           --      30,000       $ 42,660
  Douglas R. Schrank (3)                   2001   $261,250    $284,741           --          --       $ 31,831
    Executive Vice President and Chief     2000   $125,000    $ 25,000           --     160,718       $ 68,547
    Financial Officer                      1999         --          --           --          --             --
    (commencing January 3, 2000)
  John T. Hendrickson                      2001   $241,875    $319,754           --          --       $ 12,086
    Executive Vice President, Operations   2000   $220,484    $ 49,755           --     110,718       $ 16,652
    (commencing November 1, 1999)          1999         --          --           --          --             --
  F. Folsom Bell (4)                       2001   $191,666    $203,245           --      75,000       $ 43,672
    Executive Vice President, Business     2000         --          --           --          --             --
    Development                            1999         --          --           --          --             --
    (commencing September 1, 2000)

(1) Includes contributions under the Perrigo 401(k) plan, Profit Sharing plan and Improshare(R) plan and the taxable benefit to the Executive for certain premium payments made on his behalf by Perrigo for Group Term Life Insurance in which he is a participant. As of fiscal year 2001, certain management employees, including the Executive Officers, ceased to receive payments under the Improshare(R) plan.

(2) Payment made to Mr. Gibbons under the Management Incentive Bonus for fiscal year 2001 was made in connection with his employment. At the end of fiscal year 2001, Mr. Gibbons held 95,715 shares of restricted stock with an aggregate value of $1,597,483, which vest as described on page 13 under the heading "Employment Agreement with Chief Executive Officer." Mr. Gibbons will receive dividends on his restricted stock to the extent any are paid on Perrigo common stock. All Other Compensation includes $160,000 paid in April 2000 to Mr. Gibbons as a transition bonus under the terms of his Employment Agreement and $11,801 reimbursed by Perrigo in fiscal year 2000 and $90,815 reimbursed by Perrigo in fiscal year 2001 for temporary housing and relocation expenses under the terms of Perrigo's Relocation Policy.

(3) All Other Compensation includes $68,108 reimbursed by Perrigo in fiscal year 2000 and $25,029 reimbursed by Perrigo in fiscal year 2001 for temporary housing and relocation expenses under the terms of Perrigo's Relocation Policy.

(4) All Other Compensation includes $38,333 paid to Mr. Bell in connection with his employment in September 2000 and $4,318 reimbursed by Perrigo in fiscal year 2001 for temporary housing and relocation expenses under the terms of Perrigo's Relocation Policy.

                       OPTION GRANTS IN FISCAL YEAR 2001

     This table gives information relating to option grants to the named executive officers during fiscal year 2001. All of the options were granted under our Employee Incentive Stock Option Plan. The potential realizable value is calculated based on the term of the option at its time of grant, 10 years. The calculation assumes that the fair market value on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. Stock price appreciation of 5 percent and 10 percent is assumed under the rules of the Securities and Exchange Commission. We cannot assure you that the actual stock price will appreciate over the 10-year option term at the assumed levels or any other defined level.

                                                INDIVIDUAL GRANTS
                                             PERCENT OF
                                               TOTAL                                    POTENTIAL REALIZABLE
                               NUMBER OF      OPTIONS                                 VALUE AT ASSUMED ANNUAL
                               SECURITIES    GRANTED TO                                 RATES OF STOCK PRICE
                               UNDERLYING    EMPLOYEES     EXERCISE                       APPRECIATION FOR
                                OPTIONS      IN FISCAL     PRICE PER    EXPIRATION          OPTION TERM
             NAME               GRANTED         YEAR         SHARE         DATE          5%            10%
    David T. Gibbons           125,000(1)       27.8%      $11.80500       5/4/11     $928,012     $2,351,766
    Mark P. Olesnavage (2)             --         --              --           --           --             --
    Douglas R. Schrank (2)             --         --              --           --           --             --
    John T. Hendrickson (2)            --         --              --           --           --             --
    F. Folsom Bell (2)          75,000(3)       16.7%      $ 7.42188       9/1/10     $350,068     $  887,142

(1) These options vest in five equal annual installments, beginning on the first anniversary of the grant date.

(2) Options for fiscal year 2001 were granted to these employees in July 2001 and will be included in our proxy information for fiscal year 2002.

(3) These options were granted to Mr. Bell in September 2000 in connection with his employment and will vest in five equal annual installments, beginning on the first anniversary of the grant date.

                    OPTION EXERCISES IN FISCAL YEAR 2001 AND
                       FISCAL YEAR-END 2001 OPTION VALUES

     This table provides information regarding the exercise of options during fiscal year 2001 and options outstanding at the end of fiscal year 2001 for the named executive officers. The "value realized" is calculated using the difference between the option exercise price and the price of Perrigo common stock on the date of exercise multiplied by the number of shares underlying the option. The "value of unexercised in-the-money options at fiscal year end" is calculated using the difference between the option exercise price and $16.69 (the closing price of Perrigo stock on June 29, 2001, the last trading day of fiscal year 2001) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of Perrigo common stock is greater than the option's exercise price.

                                                        NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                                                     OPTIONS AT FISCAL YEAR END           AT FISCAL YEAR END
                            SHARES
                          ACQUIRED ON    VALUE
           NAME            EXERCISE     REALIZED   EXERCISABLE      UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
   David T. Gibbons             --            --          --           875,000              --        $8,836,250
   Mark P. Olesnavage           --            --     183,145           161,573      $1,782,007        $1,324,211
   Douglas R. Schrank       18,000      $146,027      11,811           130,907      $   94,838        $1,201,966
   John T. Hendrickson      34,144      $217,585      44,002           118,572      $  154,435        $1,039,610
   F. Folsom Bell               --            --      12,667            76,333      $   61,173        $  670,112

               EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

     We entered into an employment agreement with our President and Chief Executive Officer, David T. Gibbons, effective May 1, 2000. The agreement has an initial term ending June 30, 2005 and renews for consecutive one-year terms unless either party gives 90 days' notice prior to the expiration of any term. Under the agreement, Mr. Gibbons' annual base salary was initially $440,000 and is reviewed at least annually by the Board to determine if an increase is appropriate. Effective July 1, 2001, the Board increased Mr. Gibbons' annual salary to $500,000.

     Mr. Gibbons is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of at least 100 percent of his annual salary. Mr. Gibbons was paid a bonus of $706,935 under the Plan for fiscal year 2001. Pursuant to our agreement with Mr. Gibbons, a Deferred Compensation Plan was established in June 2001 for certain key employees and Mr. Gibbons has elected to defer $100,000 of his fiscal year 2001 bonus until his retirement. Mr. Gibbons also was granted an option to purchase 750,000 shares of Perrigo common stock under our Employee Incentive Stock Option Plan at the time of his employment.

     Under the terms of the employment agreement, Mr. Gibbons received temporary housing and moving expenses which amounted to $90,815 in fiscal year 2001. In fiscal year 2000, Mr. Gibbons also received a transition bonus consisting of 45,715 shares of restricted Perrigo common stock and a cash payment of $160,000. The restricted shares are subject to forfeiture if Mr. Gibbons' employment is terminated under certain specified circumstances prior to July 1, 2003. The agreement also provides for a contingent restricted stock grant of 50,000 shares, which he received effective May 3, 2000. These shares were granted to Mr. Gibbons contingent upon his purchase of at least 100,000 shares of Perrigo common stock in the open market by June 30, 2001. Mr. Gibbons purchased that number of shares prior to June 30, 2001 and continued to hold them as of that date. Therefore, Mr. Gibbons now owns the 50,000 shares subject only to the restrictions that also affect the 45,715 shares referred to above.

     If Mr. Gibbons dies or becomes disabled during his employment, he will receive compensation and benefits earned to date, including payment for unused vacation days and a pro rata management incentive bonus for the portion of the year he was employed, and his options and restricted stock will vest in accordance with their terms. If Mr. Gibbons resigns for "good reason" or if we terminate his employment "without cause", each as defined in the agreement, Mr. Gibbons, in addition to receiving earned compensation and benefits and vesting of options and restricted stock, will receive a cash payment equal to 12 months' salary. If we terminate Mr. Gibbons' employment for cause, as defined in the agreement, he will receive compensation and benefits earned to date, but will forfeit any options and restricted stock, whether vested or unvested, as well as any unvested benefits. The agreement also provides for the payment of earned compensation and benefits as well as the automatic vesting of options and lapse of restrictions on restricted stock following a change in control of Perrigo.

     In connection with his employment, Mr. Gibbons entered into a noncompetition and nondisclosure agreement with Perrigo. The agreement provides that Mr. Gibbons will not compete with us during the term of his employment and, if his employment with us terminates within five years from the date of the agreement, he cannot compete with us in the store brand business for two years thereafter. In addition, Mr. Gibbons has agreed that he will not, at any time during or after his employment with Perrigo, disclose any confidential information that he obtained during his employment.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

COMPENSATION POLICY

     During fiscal year 2001, the Compensation Committee of the Board of Directors was composed of three independent non-employee directors. The Committee reviews and recommends the compensation arrangements for the Executive Officers with respect to salaries, bonuses and option grants under our Employee Incentive Stock Option Plan.

     The Committee strives to:

         - motivate officers to create added value for Perrigo shareholders through compensation incentives that are tied to Perrigo's operating and stock market performance;

         - reward officers for their individual performance as well as Perrigo's performance;

         - provide compensation and benefits at levels that enable Perrigo to attract and retain high-quality executives; and

         - align the interests of officers and directors with the interests of Perrigo shareholders through potential stock ownership.

     Perrigo's management compensation policy is intended to provide a compensation package for Executive Officers that is generally competitive with the compensation of executive officers of comparable manufacturing companies. In establishing executive compensation, the Committee considers salary and bonus information compiled by Watson-Wyatt Worldwide, a compensation consultant. The Watson-Wyatt survey includes non-durable goods manufacturing companies, some of which are reflected in the Nasdaq Pharmaceutical Index shown on the Performance Graph on page 18. The Committee's objective is that the salaries and bonuses for Perrigo's executive officers approximate the median reflected in the Watson-Wyatt survey.

EXECUTIVE OFFICER COMPENSATION

     Executive Officer compensation includes cash-based and stock-based components. Cash-based compensation consists of base salary and an annual bonus, if one is warranted under the criteria of the Management Incentive Bonus Plan. Additional elements of cash-based compensation include annual contributions to the Profit Sharing plan, which is a defined contribution Profit Sharing plan for certain Perrigo employees, and Perrigo's contributions under the 401(k) plan. Stock-based compensation consists of option grants under our Employee Incentive Stock Option Plan.

Cash-Based Compensation

     As discussed above, the Committee considers the Watson-Wyatt survey in determining Executive Officer base salary and bonus awards under the Management Incentive Bonus Plan. In addition, the Committee evaluates the following factors, which are ranked in order of importance:

         - company-wide performance measured by attainment of specific strategic objectives and quantitative measures;

         - individual performance;

         - compensation levels at comparable manufacturing companies; and

         - historical cash and equity compensation levels.

     The primary quantitative measure that the Committee considers is return on assets, although earnings per share and revenue growth are also relevant. Qualitative factors include the quality and progress of Perrigo's marketing and manufacturing operations and the success of strategic actions, such as acquisitions of lines of business or introduction of new products.

     The Board of Directors determines Perrigo's annual contribution under the Profit Sharing plan. All employees with at least one year of service share the contribution. The contribution to each individual under the Profit Sharing plan is based on the ratio of total individual compensation (limited to a maximum compensation of $170,000 for fiscal year 2001) to total compensation of all participants for the same plan year. For fiscal year 2001, we made Profit Sharing plan contributions of $3,382 on behalf of Mr. Gibbons, $7,841 on behalf of Messrs. Olesnavage and Hendrickson, and $6,112 on behalf of Mr. Schrank.

Stock-Based Compensation

     Certain designated key management employees, including the Chief Executive Officer and other executive officers, participate in our Employee Incentive Stock Option Plan. The number of shares underlying option grants to these employees is based on an evaluation of the officer's performance and is subject to the approval of the Committee. Options granted under our Employee Incentive Stock Option Plan must have an exercise price at least equal to the fair market value of Perrigo common stock on the grant date as determined by the Committee. The Committee views our Employee Incentive Stock Option Plan as an effective incentive for executive officers to create value for shareholders since the ultimate value of a stock option is directly related to the increase in the market price of Perrigo's common stock.

     Fiscal year 2001 option grants to the named executive officers were as follows: David T. Gibbons, 125,000 shares and F. Folsom Bell, 75,000 shares. Mr. Bell's options were granted to him in connection with his employment in September 2000.

CHIEF EXECUTIVE OFFICER COMPENSATION

     David T. Gibbons, our Chief Executive Officer, is compensated in accordance with the terms of an Employment Agreement entered into at the time of his employment in May 2000. A more complete description of his compensation arrangement can be found on pages 13 and 14. In fiscal year 2001, Mr. Gibbons was paid a base salary of $440,000 under the terms of his Employment Agreement and a bonus of $706,935 under the terms of our Management Incentive Bonus Plan. In addition, Mr. Gibbons was awarded options for 125,000 shares under our Employee Incentive Stock Option Plan and a restricted stock grant of 25,000 shares for his services in fiscal year 2001. The bonus payment and option award were both made to Mr. Gibbons under the terms of his Employment Agreement. The restricted stock grant was a discretionary award made to Mr. Gibbons by the Board of Directors in August 2001.

     The Committee believes that the terms of Mr. Gibbons' employment are similar to terms granted to chief executive officers of comparable companies and are necessary to attract and retain a chief executive officer of his stature.

SUMMARY

     The Committee, the Board of Directors and senior management carefully review executive compensation. After reviewing Perrigo's compensation programs, the Commit-tee has concluded that the amounts paid to executive officers, including stock options, in fiscal year 2001 appropriately reflect individual performance, are linked to Perrigo's financial, operational and market results, and are generally competitive with amounts paid to executive officers of comparable companies.

DEDUCTIBILITY OF COMPENSATION

     Internal Revenue Code Section 162(m) limits the deductibility by Perrigo of compensation in excess of $1,000,000 paid to each of the Chief Executive Officer and the next four most highly paid officers. Certain "performance based compensation" is not included in compensation counted for purposes of the limit. The Committee's policy is to establish and maintain a compensation program that will optimize the deductibility of compensation. The Committee, however, reserves the right to use its judgment to authorize compensation that may not be fully deductible where merited by the need to respond to changing business conditions, or by an executive officer's individual performance.
                                          Peter R. Formanek, Chairman
                                          L. R. Jalenak, Jr.
                                          Herman Morris, Jr.

                              COMPANY PERFORMANCE

     This graph shows a five-year comparison of cumulative total return for Perrigo with the cumulative total returns for the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index from June 30, 1996 through June 30, 2001. Data points are, for Perrigo, the last day of each fiscal year and, for the indices, June 30 of each year. Through 1998 and for 2001, Perrigo's fiscal year ended on June 30. In 1999, Perrigo's fiscal year ended on July 3 and in 2000 it ended on July 1. The graph assumes an investment of $100 at the beginning of the period and the reinvestment of any dividends. Total returns are based on market capitalization.

                              [PERFORMANCE GRAPH]

                            CUMULATIVE TOTAL RETURN

--------------------------------------------------------------------------------------------------------
                                      6/30/96     6/30/97     6/30/98     7/3/99     7/1/00     6/30/01
--------------------------------------------------------------------------------------------------------
  Perrigo Company                      100.00      111.11      89.44       76.11      56.12      148.36
  Nasdaq Stock Market (U.S.)           100.00      121.60     160.06      235.12     340.37      184.51
  Nasdaq Pharmaceutical Index          100.00      101.37     103.59      148.45     333.54      280.67

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for, among other things, considering the appointment of the independent auditors for the Company, reviewing with the auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal and independent auditors. Under the rules of The Nasdaq Stock Market(R), all of the members of the Audit Committee are independent. In April 2000, the Audit Committee approved and adopted an Audit Committee Charter, which is attached to this Proxy Statement as Appendix A.

     In connection with the June 30, 2001 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards (SAS) No. 61, as amended by SAS 90; and (3) received and discussed with the auditors the matters required by Independence Standards No. 1 and considered the compatibility of non-audit services with the auditor's independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

THE AUDIT COMMITTEE
Larry D. Fredricks, Chairman
Peter R. Formanek
L. R. Jalenak, Jr.
Herman Morris, Jr.

                            INDEPENDENT ACCOUNTANTS

     BDO Seidman, LLP has been Perrigo's independent accounting firm since 1988. The Board has engaged BDO Seidman as our independent auditors for fiscal year 2002. Representatives of BDO Seidman will be present at the Annual Meeting and will have the opportunity to make a statement and respond to questions.

     During fiscal year 2001, we retained BDO Seidman, LLP to perform auditing and other services for us and paid them the following amounts for these services:

Auditing Services        $347,000
Other Services           $447,000

     We did not retain BDO Seidman, LLP for financial information systems, design and implementation services during fiscal year 2001. The "Other Services" related primarily to fees for due diligence services and for miscellaneous tax services. The Audit Committee has considered whether the provision of non-audit services by BDO Seidman, LLP is compatible with maintaining auditor independence.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2001, INCLUDING SCHEDULES, WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED IN THE ANNUAL REPORT DELIVERED WITH THIS PROXY STATEMENT. IF YOU WOULD LIKE A COPY OF THE EXHIBITS TO THE FORM 10-K, PLEASE CONTACT JOHN R. NICHOLS, SECRETARY, PERRIGO COMPANY, 515 EASTERN AVENUE, ALLEGAN, MICHIGAN 49010.

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER

     The Board of Directors of Perrigo Company (the "Company") has established an Audit Committee (the "Committee") with general responsibilities and specific duties described as follows:

COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of a least three directors, none of whom shall be an officer or employee of the Company or its subsidiaries, nor have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of an audit committee member.

COMMITTEE ROLE

     The role of the Audit Committee is to assist the Board of Directors in its:

1. oversight of the Company's

         - accounting and financial reporting principles and policies;

         - internal audit controls and procedures;

         - financial statements and independent audit thereof;

2. selecting, evaluating and replacing the independent auditors where deemed appropriate; and

3. evaluating the independence of the independent auditors.

     The role of management is:

1. the preparation, presentation and integrity of the Company's financial statements;

2. maintenance of appropriate accounting and financial reporting principles and policies; and

3. maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     The role of the independent auditors is:

1. planning and carrying out proper audits and reviews.

     Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within the Company and outside the Company that it receives information from and (ii) the accuracy of information provided to the Audit Committee by such persons or organizations (absent actual knowledge to the contrary).

MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall:

1. meet with management four times annually (more frequently if circumstances dictate) to discuss the annual audited financial statements and quarterly financial results;

2. meet separately with management, and the independent auditors to discuss any matters that the Audit Committee or any of these persons believe should be discussed privately (at least annually);

3. be permitted to request any officer or employee of the Company, the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee; and

4. be permitted to conduct its meetings by means of a conference call or similar communications equipment in which all persons participating in the meeting can hear each other.

COMMITTEE RESPONSIBILITIES

     The Audit Committee's responsibilities are to:

1. provide advice to the Board of Directors in selecting, evaluating or replacing the independent auditors;

2. instruct the independent auditors that they are ultimately accountable to the Audit Committee and the Board of Directors;

3. annually require that the independent auditors prepare and deliver a Statement as to their independence and take appropriate action if the independence of the outside auditors is in question;

4. review the annual audited financial statements with the independent auditors and with company management;

5. advise management and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

6. consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent auditors;

7. recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K;

8. review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders;

9. inquire of management and the independent auditors regarding significant risks or exposures and assess the steps management has take to minimize such risks to the Company;

10. review significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditors or management;

11. obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

12. review with the Company's General Counsel any significant legal or regulatory matters and compliance policies that may have a material effect on the financial statements, including material notices to or inquiries received from governmental agencies;

13. prepare any report of the Audit Committee required by the Securities and Exchange Commission to be included in the Company's annual proxy statement;

14. review this Charter at least annually and recommend any changes to the full Board of Directors; and

15. report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

     This charter was effective on the 18th day of April 2000 and was most recently reviewed on the 14th day of August 2001.

/s/ LARRY D. FREDRICKS
---------------------------------------------------------
Larry D. Fredricks
Committee Chairperson

/s/ PETER R. FORMANEK
---------------------------------------------------------
Peter R. Formanek

/s/ L. R. JALENAK, JR.
---------------------------------------------------------
L. R. Jalenak, Jr.

/s/ HERMAN MORRIS, JR.
---------------------------------------------------------
Herman Morris, Jr.

                                 [PERRIGO LOGO]

                                                                     PGOCO-PS-01

PERRIGO COMPANY
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

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YOUR VOTE IS IMPORTANT!                                             YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                        Go to http://www.eproxyvote.com/prgo anytime!

                               DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET




                                                        DETACH HERE                                                         ZPGOC1


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

---------------------------------------------------------
                    PERRIGO COMPANY
---------------------------------------------------------
          1. Election of Directors.                                2. In their discretion, the Proxies are authorized to vote upon
             NOMINEES:  (01) Larry D. Fredricks                       such other business as may properly come before the meeting.
                        (02) L.R. Jalenak, Jr.
                        (03) Michael J. Jandernoa

                FOR   [  ]       [  ] WITHHELD
                ALL                   FROM ALL
             NOMINEES                 NOMINEES

             [ ]
                ----------------------------------------
                 For all nominees except as noted above


                                                                      Mark box at right if an address or comment has been  [ ]
                                                                      noted on the reverse side of this card.

                                                                      Please sign this proxy exactly as name appears hereon. When signing as attorney, administrator, trustee or guardian,
                                                                      please give full title as such.



Signature:                                  Date:                        Signature:                              Date:
          ---------------------------------      -----------------------           -----------------------------    ---------------

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                                                            DETACH HERE                                                 ZPGOC2


                                                          PERRIGO COMPANY

                                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OCTOBER 30, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Douglas R. Schrank and John R.
Nichols, or either of them with full power of substitution as attorneys and proxies to vote as designated below, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on September 4, 2001, at the Annual Meeting of Shareholders to be held on October 30, 2001 or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND AS OTHERWISE DETERMINED BY THE PROXYHOLDERS IN THEIR DISCRETION.

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             IF VOTING BY MAIL, PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                         IF VOTING BY TELEPHONE OR INTERNET, PLEASE SEE INSTRUCTIONS ON REVERSE.
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Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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HAS YOUR ADDRESS CHANGED?                                          DO YOU HAVE ANY COMMENTS?

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